SUPPLEMENT TO THE SPARTAN GINNIE MAE FUND OCTOBER 18, 1996 PROSPECTUS
   The following information replaces similar information found in the "Expenses" section on page 4:
    ANNUAL FUND OPERATING EXPENSES    are paid out of the fund's assets.
The fund pays a management fee to FMR. Expenses are factored into the fund's share price or dividends and are not charged directly to shareholder accounts (see page 12).
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets. FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce fund expenses. Including these reductions, the total operating expenses presented in the table would have been .37%.
Management fee (after reimbursement)   .38%

12b-1 fee                              None

Other expenses                         .00%

Total fund operating expenses          .38%
(after reimbursement)

       EXAMPLES:    Let's say, hypothetically, that the fund's annual
return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated, first assuming that you leave your account open, and then assuming that you close your account at the end of the period:
      Account    Account
      open       closed

After 1 year     $  4         $  9

After 3 years    $ 12         $ 17

After 5 years    $ 21         $ 26

After 10 years   $ 48         $ 53

   These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed .38% of its average net assets. If this agreement were not in effect, the management fee, other expenses, and total operating expenses would have been .65%, .00%, and .65%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
The following information replaces similar information found in "The Fund in Detail" section on page 8:
Curt Hollingsworth is Vice President and manager of Spartan Ginnie Mae, which he has managed since February 1997. He also manages several other Fidelity funds. Since joining Fidelity in 1983, Mr. Hollingsworth has worked as a fixed-income trader and portfolio manager.
The following information replaces similar information found in "How to Buy Shares" on page 16:
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $10,000
For Fidelity IRA, Rollover IRA,
SEP-IRA and Keogh accounts  $10,000
TO ADD TO AN ACCOUNT  $1,000
For Fidelity IRA, Rollover IRA,
SEP-IRA and Keogh accounts $1,000
Through regular investment plans* $500
MINIMUM BALANCE $5,000
For Fidelity IRA, Rollover IRA,
SEP-IRA and Keogh accounts $5,000
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE 20.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details. The following information replaces similar information found in "Transaction Details" on page 25:
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.